UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2011

Arena Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31161	23-2908305
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6166 Nancy Ridge Drive, San Diego, California 92121

(Address of principal executive offices) (Zip Code)

858.453.7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, “Arena Pharmaceuticals,” “Arena,” “Company,” “we,” “us” and “our” refer to Arena Pharmaceuticals, Inc., unless the context otherwise provides.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 13, 2011, we held our 2011 Annual Meeting of Stockholders. At the annual meeting, our stockholders (1) elected each of the director nominees named below to our Board of Directors to serve until the next annual meeting of stockholders and until his or her respective successor is elected and qualified or until his or her earlier resignation or removal; (2) approved, on a non-binding, advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement for the annual meeting; (3) indicated, on a non-binding, advisory basis, a preferred frequency of every year for the stockholder advisory vote on the compensation of our named executive officers; and (4) ratified the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2011. The tables below set forth the results of the vote of our stockholders for the annual meeting.

Proposal 1: The election of directors

Director Nominee	For	Withheld	Broker Non-Votes
Jack Lief	37,382,149	1,651,609	59,922,630
Dominic P. Behan, Ph.D.	37,618,950	1,414,808	59,922,630
Donald D. Belcher	37,213,040	1,820,718	59,922,630
Scott H. Bice	36,280,731	2,753,027	59,922,630
Harry F. Hixson, Jr., Ph.D.	37,586,350	1,447,408	59,922,630
Tina S. Nova, Ph.D.	37,284,954	1,748,804	59,922,630
Phillip M. Schneider	37,241,954	1,791,804	59,922,630
Christine A. White, M.D.	37,286,277	1,747,481	59,922,630
Randall E. Woods	37,296,177	1,737,581	59,922,630

Proposal 2: The approval, on a non-binding, advisory basis, of the compensation of our named executive officers, as disclosed in the proxy statement for the annual meeting

Votes for approval	35,432,771
Votes against approval	3,275,773
Abstentions	325,214
Broker non-votes	59,922,630

Proposal 3: The indication, on a non-binding, advisory basis, of the preferred frequency of the stockholder advisory vote on the compensation of our named executive officers

Votes for every year	33,233,232
Votes for every two years	463,222
Votes for every three years	4,761,190
Abstentions	576,114
Broker non-votes	59,922,630

Based on these results, and consistent with the recommendation of our Board of Directors, we have determined that we will hold a non-binding, advisory vote on the compensation of our named executive officers every year.

Proposal 4: The ratification of the Appointment of KPMG LLP

Votes for approval	95,605,661
Votes against approval	2,489,392
Abstentions	861,335
Broker non-votes	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2011	Arena Pharmaceuticals, Inc.

	By:	/s/ Steven W. Spector
Steven W. Spector
Senior Vice President, General Counsel and
Secretary

3